Exhibit 32.2
CERTIFICATION OF DISCLOSURE PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Jie Wang, Chief Financial Officer of China YouTV Corp., certify  pursuant  to 18 U.S.C.  Section 1350 as enacted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) the Annual Report on Form 10-K for the annual period ended June 30, 2008 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of China YouTV Corp.

China YouTV Corporation

October 3, 2008	By:	/s/ Jie Wang
Jie Wang
Chief Financial Officer

A signed  original of this written  statement  required by Section 906, or other document authenticating,  acknowledging or otherwise adopting the signature that appears in typed form within the  electronic  version of this written  statement required by Section 906, has been provided to China YouTV Corp. and will be  retained  by  China YouTV Corp.  and  furnished  to the Securities and Exchange Commission or its staff upon request.